Exhibit 10.11

Lock-Up Agreement - Ordinary Shares

February [*], 2026

American Trust Investment Services, Inc.

910 N. El Camino Real, Suite 200

San Clemente, California 92672

Attn: Kristopher Kessler, Banking Principal

Ladies and Gentlemen:

This Lock-Up Agreement (this “Agreement”) is being delivered to American Trust Investment Services, Inc. (the “Underwriter”) in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) between Billion Group Holdings Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Company”), and the Underwriter, relating to the proposed public offering (the “Offering”) of ordinary shares, par value US$0.0001 per share (the “Ordinary Shares”), of the Company.

In order to induce the Underwriter to continue its efforts in connection with the Offering, and in light of the benefits that the offering of the Ordinary Shares will confer upon the undersigned in its capacity as a shareholder and/or an officer, director or employee of the Company, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with the Underwriter that, during the period beginning on and including the date of this Agreement through and including the date that is six (6) months after the commencement date of the trading of the Ordinary Shares (the “Lock-Up Period”), the undersigned will not, without the prior written consent of Underwriter, directly or indirectly, (i) offer, sell, assign, transfer, pledge, contract to sell, encumber, grant any option for the sale of, or otherwise dispose of, or announce the intention to otherwise dispose of, any Ordinary Shares now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (including, without limitation, Ordinary Shares which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated under the Securities Act of 1933, as amended, and as the same may be amended or supplemented on or after the date hereof from time to time (the “Securities Act”) (such shares, the “Beneficially Owned Shares”) or securities convertible into or exercisable or exchangeable for Ordinary Shares, (ii) enter into any swap, hedge or similar agreement or arrangement that transfers in whole or in part, the economic risk of ownership of the Beneficially Owned Shares or securities convertible into or exercisable or exchangeable for Ordinary Shares, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or (iii) engage in any short selling of the Ordinary Shares.

In addition to the foregoing, each shareholder who, as of the date hereof, beneficially owns less than five percent (5%) of the outstanding Ordinary Shares agrees to a voluntary lock-up of six (6) months from the closing of the Offering (the “Voluntary Lock-Up”); for the avoidance of doubt, directors, officers and any shareholder beneficially owning five percent (5%) or more of the outstanding Ordinary Shares shall remain subject to the Lock-Up Period set forth above, and if any undersigned is otherwise subject to a longer lock-up period, the longer period shall govern.

If (i) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or (ii) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of such material news or material event, as applicable, unless the Underwriter waives, in writing, such extension.

If the undersigned is an officer or director of the Company, (i) Underwriter agrees that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of Ordinary Shares, Underwriter will notify the Company of the impending release or waiver, and (ii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted by Underwriter hereunder to any such officer or director shall only be effective two business days after the publication date of such press release; provided, that such press release is not a condition to the release of the aforementioned lock-up provisions due to the expiration of the Lock-Up Period. The provisions of this paragraph will also not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this Agreement to the extent and for the duration that such terms remain in effect at the time of such transfer.

The restrictions set forth in the immediately preceding paragraph shall not apply to

(i) any transfers made by the undersigned: (a) as a bona fide gift to any member of the immediate family (as defined below) of the undersigned or to a trust the beneficiaries of which are exclusively the undersigned or members of the undersigned’s immediate family, (b) by will or intestate succession upon the death of the undersigned, (c) as a bona fide gift to a charity or educational institution, or (d) if the undersigned is or was an officer, director or employee of the Company, to the Company pursuant to the Company’s right of repurchase upon termination of the undersigned’s service with the Company; or

(ii) transfers consented to, in writing by Underwriter; provided however, that in the case of any transfer described in clause (i) above, it shall be a condition to the transfer that the transferee executes and delivers to the Representative of the Underwriters, acting on behalf of the Underwriters, not later than one business day prior to such transfer, a written agreement, in substantially the form of this Agreement (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of the undersigned and not to the immediate family of the transferee) and otherwise satisfactory in form and substance to Underwriter. For purposes of this paragraph, “immediate family” shall mean a spouse, child, grandchild or other lineal descendant (including by adoption), father, mother, brother or sister of the undersigned.

The undersigned further agrees that (i) it will not, during the Lock-Up Period, make any demand or request for or exercise any right with respect to the registration under the Securities Act of any Ordinary Shares or other Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares or other Beneficially Owned Shares, and (ii) the Company may, with respect to any Ordinary Shares or other Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares or other Beneficially Owned Shares owned or held (of record or beneficially) by the undersigned, cause the transfer agent or other registrar to enter stop transfer instructions and implement stop transfer procedures with respect to such securities during the Lock-Up Period.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement has been duly authorized (if the undersigned is not a natural person), executed and delivered by the undersigned and is a valid and binding agreement of the undersigned. This Agreement and all authority herein conferred are irrevocable and shall survive the death or incapacity of the undersigned (if a natural person) and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

This Agreement shall automatically terminate upon the earliest to occur, if any, of (1) either the Underwriter, on the one hand, or the Company, on the other hand, advising the other in writing, they have determined not to proceed with the Offering, (2) termination of the Underwriting Agreement before the sale of any Ordinary Shares, (3) the withdrawal of the Registration Statement, or (4) the Offering has not closed by the termination date of the Offering or such other date as may be agreed as the final date of the Offering if the Company and the Underwriter extend the Offering.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours,

(Name - Please Print)

(Signature)

(Name of Signatory, in the case of entities - Please Print)

(Title of Signatory, in the case of entities - Please Print)

Address:

# of Ordinary Shares Held by Signatory:

3